Exhibit 10.11

Restaurant Management Agreement

Party A:	VINCENT INTERNATIONAL INVESTMENT LIMITED

Address:	Unit B, 6/F, Block 2, Golden Dragon Industrial Centre, Nos. 162-170 Tai Lin Pai Road, Kwai Chung, New Territories

Party B:	A-ONE PRESIDENT LIMITED

Address:	Unit B, 6/F, Block 2, Golden Dragon Industrial Centre, Nos. 162-170 Tai Lin Pai Road, Kwai Chung, New Territories

Both parties, based on the principle of equality and mutual agreement, hereby enter into this agreement:

1.	Cooperation

Party B shall provide Party A with office support and manpower support.

2.	Service fee

Party B shall submit the monthly statement and detailed service fee calculations to Party A’s Finance Department at the end of each month.

3.	Effective Date and Validity

This cooperation agreement shall take effect on September 1, 2023, and remain valid for one year. During the contract period, if either party wishes to terminate the contract, a two-month written notice must be given to the other party.

If neither party submits a written notice for termination or requests for amendment to the contract, the agreement will automatically renew for another year upon expiration, and so on, continuing to remain in effect. If a new agreement is signed, the old agreement shall automatically become void.

This agreement is executed in two originals, with each party holding one copy as proof.

Party A: VINCENT INTERNATIONAL INVESTMENT LIMITED	Party B: A-ONE PRESIDENT LIMITED

Representative:	Representative:

(Signature and Seal):	(Signature and Seal):
Date: August 15, 2023	Date: August 15, 2023

Restaurant Management Agreement

Party A:	VINCENT INTERNATIONAL INVESTMENT LIMITED

Address:	Unit B, 6/F, Block 2, Golden Dragon Industrial Centre, Nos. 162-170 Tai Lin Pai Road, Kwai Chung, New Territories

Party B:	A-ONE PRESIDENT LIMITED

Address:	Unit B, 6/F, Block 2, Golden Dragon Industrial Centre, Nos. 162-170 Tai Lin Pai Road, Kwai Chung, New Territories

Both parties, based on the principle of equality and mutual agreement, hereby enter into this agreement:

1.	Cooperation

Party B shall provide Party A with office support and manpower support.

2.	Service fee

Party B shall submit the monthly statement and detailed service fee calculations to Party A’s Finance Department at the end of each month.

3.	Effective Date and Validity

This cooperation agreement shall take effect on September 1, 2022, and remain valid for one year. During the contract period, if either party wishes to terminate the contract, a two-month written notice must be given to the other party.

If neither party submits a written notice for termination or requests for amendment to the contract, the agreement will automatically renew for another year upon expiration, and so on, continuing to remain in effect. If a new agreement is signed, the old agreement shall automatically become void.

This agreement is executed in two originals, with each party holding one copy as proof.

Party A: VINCENT INTERNATIONAL INVESTMENT LIMITED	Party B: A-ONE PRESIDENT LIMITED

Representative:	Representative:

(Signature and Seal):	(Signature and Seal):
Date: August 15, 2022	Date: August 15, 2022

Restaurant Management Agreement

Party A:	VINCENT INTERNATIONAL INVESTMENT LIMITED

Address:	Unit B, 6/F, Block 2, Golden Dragon Industrial Centre, Nos. 162-170 Tai Lin Pai Road, Kwai Chung, New Territories

Party B:	TOPWELL GOLD LIMITED

Address:	Unit B, 6/F, Block 2, Golden Dragon Industrial Centre, Nos. 162-170 Tai Lin Pai Road, Kwai Chung, New Territories

Both parties, based on the principle of equality and mutual agreement, hereby enter into this agreement:

1.	Cooperation

Party B shall provide Party A with office support and manpower support.

2.	Service fee

Party B shall submit the monthly statement and detailed service fee calculations to Party A’s Finance Department at the end of each month.

3.	Effective Date and Validity

This cooperation agreement shall take effect on September 1, 2023, and remain valid for one year. During the contract period, if either party wishes to terminate the contract, a two-month written notice must be given to the other party.

If neither party submits a written notice for termination or requests for amendment to the contract, the agreement will automatically renew for another year upon expiration, and so on, continuing to remain in effect. If a new agreement is signed, the old agreement shall automatically become void.

This agreement is executed in two originals, with each party holding one copy as proof.

Party A: VINCENT INTERNATIONAL INVESTMENT LIMITED	Party B: TOPWELL GOLD LIMITED

Representative:	Representative:

(Signature and Seal):	(Signature and Seal):
Date: August 15, 2023	Date: August 15, 2023

Restaurant Management Agreement

Party A:	VINCENT INTERNATIONAL INVESTMENT LIMITED

Address:	Unit B, 6/F, Block 2, Golden Dragon Industrial Centre, Nos. 162-170 Tai Lin Pai Road, Kwai Chung, New Territories

Party B:	TOPWELL GOLD LIMITED

Address:	Unit B, 6/F, Block 2, Golden Dragon Industrial Centre, Nos. 162-170 Tai Lin Pai Road, Kwai Chung, New Territories

Both parties, based on the principle of equality and mutual agreement, hereby enter into this agreement:

4.	Cooperation

Party B shall provide Party A with office support and manpower support.

5.	Service fee

Party B shall submit the monthly statement and detailed service fee calculations to Party A’s Finance Department at the end of each month.

6.	Effective Date and Validity

This cooperation agreement shall take effect on September 1, 2022, and remain valid for one year. During the contract period, if either party wishes to terminate the contract, a two-month written notice must be given to the other party.

If neither party submits a written notice for termination or requests for amendment to the contract, the agreement will automatically renew for another year upon expiration, and so on, continuing to remain in effect. If a new agreement is signed, the old agreement shall automatically become void.

This agreement is executed in two originals, with each party holding one copy as proof.

Party A: VINCENT INTERNATIONAL INVESTMENT LIMITED	Party B: TOPWELL GOLD LIMITED

Representative:	Representative:

(Signature and Seal):	(Signature and Seal):
Date: August 15, 2022	Date: August 15, 2022

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